8-K
Exhibit 10.1

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF MAY 19, 2017

AMONG

CHESAPEAKE ENERGY CORPORATION,
AS THE BORROWER,

MUFG Union Bank, N.A.,
AS ADMINISTRATIVE AGENT, CO-SYNDICATION AGENT, A SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENT, A SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS
PARTY HERETO

MUFG UNION BANK, N.A. AND
WELLS FARGO SECURITIES, LLC
AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

FOURTH AMENDMENT TO CREDIT AGREEMENT
This Fourth Amendment to Credit Agreement (this “Amendment”) dated as of May 19, 2017, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and MUFG Union Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of December 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B.    The Credit Agreement currently provides that, during a Borrowing Base Trigger Period, the Borrower may optionally prepay, repurchase or redeem or otherwise defease any Junior Debt with maturities outside the Maturity Date only if an equal or greater amount of Junior Debt with maturities prior to the Maturity Date is prepaid, repurchased, redeemed or defeased concurrently therewith. The Borrower has successfully extinguished most of the Junior Debt with maturities prior to the Maturity Date, and now desires to optionally prepay, repurchase or redeem or otherwise defease Junior Debt with maturities outside the Maturity Date during a Borrowing Base Trigger Period, subject to certain conditions.

C.    The Borrower has requested, and the Majority Lenders have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.

D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Definitions. Each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to Section 1.1.

(a)    The following defined term set forth in Section 1.1 is hereby amended in its entirety to read as follows:

“Permitted Refinancing Indebtedness” shall mean, with respect to any Indebtedness (the “Refinanced Indebtedness”), any Indebtedness issued or incurred in exchange for, or the net proceeds of which are used (or held for use
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and in fact used within 90 days of receipt thereof) to modify, extend, refinance, renew, replace or refund (or to refund to the Borrower any amounts repaid, repurchased or prepaid in respect of Indebtedness within 90 days prior to the incurrence of such Indebtedness) (collectively to “Refinance” or a “Refinancing” or “Refinanced”), such Refinanced Indebtedness (or previous refinancing thereof constituting Permitted Refinancing Indebtedness); provided that (A) the principal amount (or accreted value, if applicable) of any such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness outstanding immediately prior to such Refinancing except by an amount equal to the unpaid accrued interest and premium thereon plus other amounts paid and fees and expenses incurred in connection with such Refinancing plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder, (B) if the Indebtedness being Refinanced is Indebtedness permitted by Section 10.1(g) or 10.1(h), the direct and contingent obligors with respect to such Permitted Refinancing Indebtedness are not changed (except that a Credit Party may be added as an additional obligor), (C) other than with respect to a Refinancing in respect of Indebtedness permitted pursuant to Section 10.1(f), such Permitted Refinancing Indebtedness shall have a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Indebtedness (provided that, if the Refinancing is of any of the Existing Contingent Convertible Notes, then such Permitted Refinancing Indebtedness shall have a stated maturity and, if applicable, any mandatory call date not earlier than the date that is 91 days after the Maturity Date in effect at the time such Permitted Refinancing Indebtedness is incurred), and (D) if the Indebtedness being Refinanced is Indebtedness permitted by Section 10.1(g) or 10.1(h)), terms and conditions of any such Permitted Refinancing Indebtedness, taken as a whole (excluding terms as to interest rates, fees, floors, funding discounts and redemption or prepayment premiums), are either (A) reasonably satisfactory to the Administrative Agent or (B) either (1) not be materially more restrictive, taken as a whole, to the Borrower and its Restricted Subsidiaries, than the Loan Documents (or the Lenders receive the benefit of the more restrictive terms which, for avoidance of doubt, may be provided to them without their consent) or (2) apply after the Maturity Date; provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent at least five Business Days prior to the incurrence or issuance of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement.
(b)    The phrase “the Assistant Treasurer,” is hereby added to the definition of “Authorized Officer” in Section 1.1 immediately following the phrase “the Treasurer,”.

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(c)    The reference to “Loan Party” in the definition of “Collateral” in Section 1.1 is hereby amended to read “Credit Party”.

2.2    Amendment of Section 10.7(c). Section 10.7(c), as it amends Section 10.7(a) during any Borrowing Base Trigger Period, is hereby amended to read in its entirety as follows:

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, optionally prepay, repurchase or redeem or otherwise defease any Junior Debt (it being understood that payments of regularly scheduled cash interest in respect of, and payment of principal on the scheduled maturity date of such other Indebtedness shall be permitted); provided, however, that the Borrower or any Restricted Subsidiary may optionally prepay, repurchase, redeem or defease any Junior Debt (i) with the proceeds of any Permitted Refinancing Indebtedness, (ii) by converting or exchanging such Junior Debt to Stock (other than Disqualified Stock) of the Borrower, or (iii) so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and the Borrower is in compliance on a Pro Forma Basis with the Existing Financial Covenants or, during an Interim Covenant Period, with the Interim Financial Covenants and (B) the liquidity of the Borrower and its Restricted Subsidiaries (including unrestricted cash and cash equivalents (including Permitted Investments) held in Deposit Accounts or Securities Accounts subject to perfected security interests for the benefit of the Secured Parties and the Available Commitment that is unused and available to be drawn (notwithstanding any limitation on funding under Section 2.4) is not less than $750,000,000 (after giving effect to such prepayment, repurchase, redemption or defeasance);

Section 3.    Effectiveness. This Amendment shall become effective on the date on which each of the conditions set forth in this Section is satisfied (the “Effective Date”):

3.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from (a) the Borrower, (b) each Guarantor, (c) the Administrative Agent, and (d) Lenders constituting at least the Majority Lenders.

3.2    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

3.3    All representations and warranties made by any Credit Party in the Credit Agreement or in the other Credit Documents are, to the knowledge of the Borrower, true and correct in all material respects (unless such representations and warranties are already qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality

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or Material Adverse Effect, in which case they are true and correct in all respects) as of such earlier date).

Section 4.    Miscellaneous.

4.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

4.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.

4.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects

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(unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

4.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.

4.5    THE CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Erik Fares
	Name:	Erik Fares
	Title:	Vice President & Treasurer

GUARANTORS:	CHESAPEAE LOUISIANA, L.P.
By: CHESAPEAKE OPERATING, L.L.C., its general partner

	By:	/s/ Erik Fares
	Name:	Erik Fares
	Title:	Vice President & Treasurer

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING CORPORATION
CHESAPEAKE ENERGY LOUISIANA CORPORATION
CHESAPEAKE NG VENTURES CORPORATION
CHK ENERGY HOLDINGS, INC.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE OPERATING, L.L.C.
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as general partner in
EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHK UTICA, L.L.C.
CHESAPEAKE PLAINS, LLC

By:	/s/ Erik Fares
Name:	Erik Fares
Title:	Vice President & Treasurer

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

MUFG Union Bank, N.A., as Administrative Agent and Lender

By:	/s/ Carl Stutzman
Name:	Carl Stutzman
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Carl Stutzman
Name:	Carl Stutzman
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

WELLS FARGO BANK NATIONAL ASSOCIATION, as Co-Syndication Agent, Letter of Credit Issuer, Swingline Lender and Lender

By:	/s/ Michael A. Tribolet
Name:	Michael A. Tribolet
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

BANK OF AMERICA, N.A., as Co-Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Vice President

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent, Letter of Credit Issuer and Lender

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

CITIBANK, N.A., as Lender

By:	/s/ Phillip R. Ballard
Name:	Phillip R. Ballard
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

DNB CAPITAL LLC, as Lender

By:	/s/ Jill Ilski
Name:	Jill Ilski
Title:	First Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

EXPORT DEVELOPMENT CANADA, as Lender

By:	/s/ Trevor Mulligan
Name:	Trevor Mulligan
Title:	Financing Manager

By:	/s/ Christiane de Billy
Name:	Christiane de Billy
Title:	Senior Financing Manager

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Brice Le Poyer
Name:	Brice Le Poyer
Title:	Director

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

MIZUHO BANK, LTD., as Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

BNP Paribas, as Lender

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

Signature Page
CHESAPEAKE ENERGY CORPORATION - Fourth Amendment